UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 30, 2019
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PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38498 (Commission File Number)	82-3605465 (I.R.S. Employer Identification Number)

182 North Union Avenue Farmington, Utah 84025
(Address of principal executive offices and zip code)
(801) 784-9007
(Registrant's telephone number, including area code)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	PS	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the "Annual Meeting") of Pluralsight, Inc. (the "Company") was held on April 30, 2019. Present at the Annual Meeting in person or by proxy were holders of 270,082,331 shares of the Company’s common stock, representing 90.73% of the voting power of the shares of Common Stock as of March 4, 2019, the record date for the Meeting, and constituting a quorum for the transaction of business.
The stockholders of the Company voted on the following items in the Meeting:

1.
To elect three Class I directors to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier resignation or removal; and

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

The vote with respect to each such matter as as follows:

Proposal 1: Election of Directors

Nominee:	For:	Withheld:	Broker Non-Votes:
Gary Crittenden	215,910,716	21,319,110	7,812,172
Tim Maudlin	228,678,248	8,551,578	7,812,172
Brad Rencher	228,727,143	8,502,683	7,812,172

Based on the votes set forth above, each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his respective successor is duly elected and qualified or until his earlier death, resignation or removal.

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For:	Against:	Abstain:
244,319,171	721,065	1,762

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

May 2, 2019	/s/	James Budge
James Budge
Chief Financial Officer